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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   July 15, 1999




                       ANCOR COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)


           Minnesota                       1-2982               41-1569659
(State or other jurisdiction of         (Commission         (I.R.S. Employer
        incorporation)                  File Number)        Identification No.)


          6130 Blue Circle Drive, Minnetonka, MN                 55343
         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (612) 932-4000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         This report on Form 8-K updates the cautionary statement of Ancor Communications, Incorporated (the "Company") identifying risk factors that could cause the Company's actual results to differ from those projected in forward-looking statements of the Company.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99.1   Cautionary Statement


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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: July 16, 1999                  ANCOR COMMUNICATIONS, INCORPORATED



                                     By /s/ Steven E. Snyder
                                        ----------------------------------
                                        Steven E. Snyder
                                        Chief Financial Officer






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                                  EXHIBIT INDEX


     Exhibit        Description of Exhibit
     -------        ----------------------


        99.1        Cautionary Statement